Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CTC Media, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Yuliana Slashcheva, Chief Executive Officer of the Company, and Nikolay Surikov, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1                                         the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2                                         the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ YULIANA SLASHCHEVA	/s/ NIKOLAY SURIKOV
Yuliana Slashcheva	Nikolay Surikov
Chief Executive Officer	Chief Financial Officer
July 31, 2014	July 31, 2014